UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2002


                              CHILES OFFSHORE INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-16005                  76-0656029
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


            11200 RICHMOND, SUITE 490
                 HOUSTON, TEXAS                                 77082-2618
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (832) 486-3500



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




NY2:\1155218\02\_RD#02!.DOC\35287.0003

ITEM 5.    OTHER EVENTS.

           On May 14, 2002, Chiles Offshore Inc., a Delaware corporation (the "Company"), ENSCO International Incorporated, a Delaware corporation ("ENSCO") and Chore Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of ENSCO ("Merger Sub"), entered into a Merger Agreement (the "Merger Agreement"). Pursuant to the Merger Agreement, the Company will be merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of ENSCO. The completion of the merger is subject to customary conditions, including the adoption of the Merger Agreement by holders of two-thirds of the outstanding shares of the Company's common stock and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

           In connection with the merger, each outstanding share of the Company's common stock, other than dissenting shares, if any, will be converted into the right to receive 0.6575 share of ENSCO common stock and $5.25 in cash. The merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

           In connection with the Merger Agreement, each of (i) Patricio Morphy, Luis Morphy and Javier Morphy (collectively, "Morphy Group") and (ii) SEACOR SMIT Inc., a Delaware corporation ("SEACOR"), entered into separate Voting Agreements, dated May 14, 2002, with ENSCO. The Morphy Group and SEACOR, collectively, beneficially own approximately 37% of the outstanding shares of the Company's common stock. Pursuant to the Voting Agreements, each member of the Morphy Group and SEACOR has agreed to vote in favor of adoption of the Merger Agreement, and, so long as the Merger Agreement is in effect, has agreed not to solicit other acquisition proposals for the Company, furnish information to potential acquirors or engage in discussions or negotiations with respect to any other acquisition proposal.

           The foregoing description of the merger, the Merger Agreement and the Voting Agreements is qualified in its entirety by reference to the Merger Agreement and the Voting Agreements which are filed as exhibits hereto and incorporated herein by reference. The joint press release dated May 15, 2002 issued by the Company and ENSCO is also filed as an exhibit hereto.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBITS.

        EXHIBIT NO.                     DESCRIPTION
        -----------                     -----------

           2.1 Merger Agreement, dated May 14, 2002, among ENSCO International Incorporated, Chore Acquisition, Inc. and Chiles Offshore Inc.

           99.1 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and Patricio Morphy.

           99.2 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and Luis Morphy.

           99.3 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and Javier Morphy.

           99.4 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and SEACOR SMIT Inc.

           99.5 Joint Press Release of Chiles Offshore Inc. and ENSCO International Incorporated, dated May 15, 2002.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHILES OFFSHORE INC.

Date: May 15, 2002                          By: /s/ Dick Fagerstal
                                                -------------------------------
                                                Name: Dick Fagerstal
                                                Title: Senior Vice President,
                                                       Chief Financial Officer
                                                       and Secretary










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
                                  EXHIBIT INDEX


        EXHIBIT NO.                     DESCRIPTION
        -----------                     -----------

           2.1 Merger Agreement, dated May 14, 2002, among ENSCO International Incorporated, Chore Acquisition, Inc. and Chiles Offshore Inc.

           99.1 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and Patricio Morphy.

           99.2 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and Luis Morphy.

           99.3 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and Javier Morphy.

           99.4 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and SEACOR SMIT Inc.

           99.5 Joint Press Release of Chiles Offshore Inc. and ENSCO International Incorporated, dated May 15, 2002.











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